Rule 497(e)
Registration Nos. 333-176976 and 811-22245

FIRST TRUST EXCHANGE-TRADED FUND III
FIRST TRUST RIVERFRONT DYNAMIC ASIA PACIFIC ETF
FIRST TRUST RIVERFRONT DYNAMIC DEVELOPED INTERNATIONAL ETF
FIRST TRUST RIVERFRONT DYNAMIC EMERGING MARKETS ETF
FIRST TRUST RIVERFRONT DYNAMIC EUROPE ETF
(the “Funds”)
SUPPLEMENT TO THE FUNDS’ PROSPECTUS
DATED MARCH 1, 2017
DATED MARCH 16, 2017
1.	Notwithstanding anything to the contrary in the Funds’ Prospectus, the Annual Fund Operating Expenses table of the RiverFront Dynamic Europe ETF summary information section is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.83%
Distribution and Service (12b-1) Fees(1)	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.83%
(1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before February 28, 2018.
2.	Notwithstanding anything to the contrary in the Funds’ Prospectus, the final sentence of the section entitled “Fund Investments – Business Development Companies” is deleted in its entirety and replaced with the following:
The Funds’ ability to invest in other investment companies, such as BDCs, is limited by the 1940 Act and the related rules and interpretations. First Trust RiverFront Dynamic Asia Pacific ETF, First Trust RiverFront Dynamic Developed International ETF and First Trust RiverFront Dynamic Europe ETF have each adopted a policy that it will not invest in other investment companies, including BDCs, in excess of the limits imposed under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. In addition, none of the Funds will invest in BDCs in excess of the 1940 Act limits in reliance on exemptive relief.
3.	Notwithstanding anything to the contrary in the Funds’ Prospectus, the second paragraph of the section entitled “How to Buy and Sell Fund Shares” is deleted and replaced in its entirety with the following:
For purposes of the 1940 Act, each Fund is treated as a registered investment company, and, absent an available exemption or exemptive relief, the acquisition of shares by other registered investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, on behalf of the Funds, has received an exemptive order from the Securities and Exchange Commission that permits certain registered investment companies to invest in First Trust RiverFront Dynamic Asia Pacific ETF, First Trust RiverFront Dynamic Developed International ETF and First Trust RiverFront Dynamic Europe ETF beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions, including that any such investment companies enter into an agreement with such Fund regarding the terms of any investment.
PLEASE KEEP THIS SUPPLEMENT WITH THE FUNDS’ PROSPECTUS FOR FUTURE REFERENCE